Organization and Basis of Presentation	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Organization and Basis of Presentation

1. Organization and Basis of Presentation

Intrexon Corporation (the “Company” or “Intrexon”) was formed in 1998. The Company is a Virginia corporation. During 2011, the Company formed or acquired three subsidiaries in connection with certain acquisitions. On March 15, 2013, the Company began consolidating AquaBounty Technologies, Inc. (“AquaBounty”) (Note 6). Intrexon uses synthetic biology for the fabrication of distinct products for collaboration with partners. The Company has operations in California, Florida, Maryland, North Carolina and Virginia. There are currently no treatments or products in production.

Effective July 26, 2013, the Company’s board of directors and shareholders approved a reverse stock split of 1-for-1.75 of the Company’s shares of common stock. Shareholders entitled to fractional shares as a result of the reverse stock split received a cash payment in lieu of receiving fractional shares. Shares of common stock underlying outstanding stock options and warrants were proportionately reduced and the respective exercise prices were proportionately increased in accordance with the terms of the agreements governing such securities. All share and per share data of the Company’s common stock, including shares of common stock underlying stock options and warrants, have been retroactively adjusted in the accompanying consolidated financial statements to reflect the reverse stock split.

On August 13, 2013, the Company completed its initial public offering (“IPO”), whereby the Company sold 11,499,998 shares of common stock, inclusive of 1,499,999 shares of common stock sold by the Company pursuant to the full exercise of an overallotment option granted to the underwriters in connection with the IPO, at a price of $16.00 per share. The shares began trading on the New York Stock Exchange (“NYSE”) on August 8, 2013. The aggregate proceeds from the IPO were approximately $168,300, net of underwriting discounts and commissions of approximately $12,900 and offering expenses paid by the Company of approximately $2,800 (of which $2,300 were capitalized). Upon the closing of the IPO, all shares of the Company’s redeemable convertible preferred stock, including accrued but unpaid dividends thereon, converted into 79,705,130 shares of common stock. Additionally, in connection with the closing of the IPO, the Company amended and restated its articles of incorporation to increase the number of authorized shares of common stock to 200,000,000 and decrease the number of authorized shares of undesignated preferred stock to 25,000,000.

These consolidated financial statements are presented in U.S. dollars and are prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”).

1. Organization and Basis of Presentation

Intrexon Corporation (the “Company” or “Intrexon”) was formed in 1998. The Company is a Virginia corporation. During 2011, the Company formed or acquired three subsidiaries in connection with certain acquisitions (Note 3). Intrexon uses synthetic biology for the fabrication of distinct products for collaboration with partners. The Company has operations in California, Florida, Maryland, North Carolina, South Carolina and Virginia. There are currently no treatments or products in production.

These consolidated financial statements are presented in U.S. dollars and are prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). All share and per share data of the Company’s common stock, including shares of common stock underlying stock options and warrants, have been retroactively adjusted in the accompanying consolidated financial statements to reflect a reverse stock split (Note 16).